UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 26, 2010

Casey’s General Stores, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34700
Iowa (State or other jurisdiction of incorporation)	42-0935283 (IRS Employer Identification No.)
One Convenience Blvd. P.O. Box 3001 Ankeny, IA 50021
(Address of principal executive offices, including zip code)

(515) 965-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K is filed with the Securities and Exchange Commission (the “SEC”) as an amendment to the Current Report on Form 8-K filed with the SEC on August 26, 2010 (the “Initial 8-K”) by Casey’s General Stores, Inc. (the “Company”).

Item 8.01.	Other Events.

On August 26, 2010, Casey’s General Stores, Inc. issued a press release and distributed a communication to its employees.   A copy of the employee communication is attached hereto as Exhibit 99.2, is incorporated by reference into this Item 8.01 and supersedes and replaces the employee communication attached as Exhibit 99.2 to the Initial 8-K.

Item 9.01.	Financial Statements and Exhibits.

    (d)           Exhibits

Exhibit No.	Description

99.2	Employee communication, dated August 26, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: August 26, 2010	By:	/s/ Robert J. Myers
Robert J. Myers
President and Chief Executive Officer

Exhibit Index

The following exhibit is filed herewith:

Exhibit No.	Description

99.2	Employee communication, dated August 26, 2010.